INCOME TAXES (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income Taxes [Abstract]
Description of tax rate	The TCJA contains significant changes to corporate income taxation, including but not limited to the reduction of the corporate income tax rate from a top marginal rate of 35% to a flat rate of 21%, limitation of the tax deduction for interest expense to 30% of earnings (except for certain small businesses), limitation of the deduction for net operating losses to 80% of current year taxable income and generally eliminating net operating loss carrybacks, allowing net operating losses to carryforward without expiration, one-time taxation of offshore earnings at reduced rates regardless of whether they are repatriated, elimination of U.S. tax on foreign earnings (subject to certain important exceptions), immediate deductions for certain new investments instead of deductions for depreciation expense over time, and modifying or repealing many business deductions and credits (including changes to the orphan drug tax credit and changes to the deductibility of research and experimental expenditures that will be effective in the future).
Deferred income tax assets	$ 5,929,095	$ 4,245,681
Deferred income tax assets valuation allowance	$ 1,683,414
Descriptions of tax credit expiration period	As of December 31, 2021, the prior three years remain open for examination by the federal or state regulatory agencies for purposes of an audit for tax purposes.
Income tax amount	$ 20,600,000
Federal and state net operating loss		$ 13,800,000
Description of net operating losses	$3.5 million of the net operating losses will begin to expire in 2034 and $17.1 million has an indefinite life.